REGISTRATION RIGHTS AND LOCK-UP AGREEMENT This Registration Rights and Lock-Up Agreement (this “Agreement”) is made and entered into as Exhibit 10.2 of March 10, 2025, by and among Summit Midstream Corporation, a Delaware corporation (the “Company”), Fundare Resources Company Holdco, LLC, a Delaware limited liability company (the “Investor”), and each of the other Holders (as defined below) from time to time party hereto. WHEREAS, this Agreement is being entered into pursuant to that certain Membership Interest Purchase Agreement, dated as of March 10, 2025 (the “Purchase Agreement”), by and among the Company, Summit Midstream Holdings, LLC and Investor and, solely for purposes of Section 9.19 therein, Fundare Resources Company, LLC; WHEREAS, in connection with the closing of the transactions contemplated by the Purchase Agreement, on the date hereof, the Company will issue to the Investor 462,265 shares (the “Issued Shares”) of common stock of the Company, par value $0.01 per share (“Common Stock”), pursuant to the terms of the Purchase Agreement; and   WHEREAS, as a condition to the obligations of the Company and the Investor under the Purchase Agreement, the Company and the Investor are entering into this Agreement for the purpose of granting certain registration and other rights to the Holders. NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. As used in this Agreement, the terms set forth below shall have the following meanings: “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, directly or indirectly (including through one or more intermediaries), of the power or authority to direct or cause the direction of management, whether through the ownership of voting securities, by contract or otherwise. “beneficially own” (and related terms such as “beneficial ownership” and “beneficial owner”) shall have the meaning given to such term in Rule 13d-3 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule. “Board” means the Board of Directors of the Company. “Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York City are required by law to be closed. “Closing Date” means the date of the consummation of the transactions contemplated by the Purchase Agreement. “Commission” means the Securities and Exchange Commission.

2 “Counsel to the Holders” means with respect to any Piggyback Offering, the counsel selected by Holders holding at least 50% of the Issued Shares that are Registrable Securities. “Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission. “Effectiveness Period” means the period beginning on the Effective Date for a Registration Statement and ending at the time all Registrable Securities covered by such Registration Statement (or if such Registration Statement becomes unavailable, another Registration Statement) have ceased to be Registrable Securities. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “FINRA” means the Financial Industry Regulatory Authority. “Form S-1” means Form S-1 under the Securities Act, or any other form hereafter adopted by the Commission for the general registration of securities under the Securities Act. “Form S-3” means Form S-3 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-3. “Holder” or “Holders” means Investor and any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 2.12. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities. “IRRA” means that certain Investor and Registration Rights Agreement, dated December 2, 2024, by and among the Company and Tall Oak Midstream Holdings, LLC. “IRRA Holders” means “Holders” as defined in the IRRA. “IRRA Registrable Securities” means “Registrable Securities” as defined in the IRRA. “NYSE” means the New York Stock Exchange. “Other Holder” means any holder of Common Stock other than a Holder or an IRRA Holder. “Person” means an individual or corporation, partnership, limited partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened. “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other

3 amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus. “Registration Expenses” means all fees and expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement pursuant to Section 2.01, a Piggyback Offering covered under this Agreement, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, FINRA fees, fees of transfer agents and registrars, reasonable fees and expenses incurred in connection with any “road show” for a Piggyback Offering, all word processing, duplicating and printing expenses, any transfer taxes not otherwise attributable to the sale of Registrable Securities, the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance. “Registrable Securities” means, collectively, (a) the Issued Shares and (b) any additional shares of Common Stock paid, issued or distributed in respect of any Issued Shares by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, and any security into which such Common Stock shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) when a Registration Statement covering such Registrable Securities becomes or has been declared effective by the Commission and such Registrable Securities have been sold or disposed of pursuant to such effective Registration Statement; (ii) when such Registrable Securities have been sold or disposed of pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect); (iii) when such Registrable Securities have been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.12; or (iv) such Registrable Securities are no longer outstanding. “Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any registration statement relating to the offer and sale of Registrable Securities by Holders on a continuous or delayed basis pursuant to Rule 415), including the Prospectus, amendments and supplements to such registration statements, post-effective amendments, and all exhibits and all reports incorporated by reference or deemed to be incorporated by reference in such registration statements. “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule. “Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule. “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

4 “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, and (b) transfer taxes allocable to the sale of the Registrable Securities. “Selling Shareholder Questionnaire” means a selling shareholder questionnaire reasonably adopted by the Company from time to time. “Trading Day” means a day during which trading in the Common Stock occurs in the Trading Market, or if the Common Stock is not listed on a Trading Market, a Business Day. “Trading Market” means the NYSE or whichever national securities exchange on which the Common Stock is listed or quoted for trading on the date in question. The terms set forth below shall have the meanings ascribed to them in the following sections of this Agreement: Defined Term Section Reference Advice Section 2.15 Agreement Block Trade Common Stock Preamble Section 3.02 Recitals Company Preamble Grace Period Section 2.02(a) Indemnified Party Section 2.09(a) Indemnifying Party Initial Disposition Limitation Period Investor Lock-Up Period Section 2.09(a) Section 3.02(a) Preamble Section 3.01 Losses Section 2.07 Opt-Out Notice Section 2.16 Piggyback Notice Section 2.03(a) Piggyback Offering Section 2.03(a) Post-Offering Lock-up Period Section 2.06 Purchase Agreement Recitals Transfer Section 2.06 Underwritten Offering Section 2.03(a) ARTICLE II REGISTRATION RIGHTS Section 2.01 Shelf Registration. (a) Within 60 days of the Closing Date, the Company shall use its reasonable best efforts to prepare and file a Registration Statement with the Commission covering the resale of all

5 Registrable Securities that are not covered by an existing Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415. (b) The Registration Statement filed with the Commission pursuant to this Section 2.01 shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1, which Form S-1 shall be converted to a Form S-3 at such time as the Company becomes so eligible, or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, covering the Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder covered by such Registration Statement to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the Effective Date for such Registration Statement. The Company shall use reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.01 to be declared effective as soon as reasonably practicable thereafter. (c) During the Effectiveness Period, the Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.01 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available for the resale of the Registrable Securities without interruption until all Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the Effective Date of a Registration Statement, but in any event within three Business Days of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. At the time it becomes effective, a Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of any Prospectus, will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. (d) A Registration Statement shall provide for the distribution or resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. Section 2.02 Grace Periods. (a) Notwithstanding anything to the contrary herein, the Company shall be entitled to postpone the filing or effectiveness of, or, at any time after a Registration Statement has been declared effective by the Commission suspend the use of, a Registration Statement (including the Prospectus included therein) if in the good faith judgment of the Board, (A) such registration, offering or use would reasonably be expected to materially affect in an adverse manner, or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company (provided, however, that to the extent the Company undertakes an underwritten public offering in connection with such transaction, Holders shall be entitled to the rights set forth in Section 2.03) or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would materially affect the Company in an adverse manner; (B) the Company is in possession of material non-public information, the disclosure of which would not be, in the good faith opinion of the Board, in the best interests of the Company; (C) the Company must amend or supplement the affected registration statement or the related prospectus so that such registration statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or such related prospectus shall not include an untrue statement of a material fact or omit to state a material

6 fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (D) such registration or continued registration would render the Company unable to comply with the requirements of the Securities Act or Exchange Act (the period of a postponement or suspension as described in clause (A) and/or a delay described in clause (B), clause (C) or this clause (D), a “Grace Period”). (b) The Company shall promptly, and no later than three calendar days following the occurrence of an event giving rise to the Grace Period, (i) notify the Holders in writing of the existence of the Grace Period (provided that the Company shall not disclose the content of such material non-public information to any Holder, without the express consent of such Holder) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period began or will begin, and (ii) notify the Holders promptly, and no later than three calendar days following the conclusion of an event giving rise to the Grace Period, in writing of the date on which the Grace Period ends. (c) The duration of any one Grace Period shall not exceed 45 days, and the aggregate of all Grace Periods in total during any 365-day period shall not exceed 60 days. For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) of Section 2.02(b) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) of Section 2.02(b) and the date referred to in such notice. Section 2.03 Piggyback Registration. (a) If at any time, and from time to time, the Company proposes to conduct an underwritten offering of Common Stock (an “Underwritten Offering”) for its own account or for the account of owners of Common Stock (including any IRRA Holders or Other Holders of Common Stock) entitled to participate in such offering, then the Company shall give written notice (the “Piggyback Notice”) of such Underwritten Offering to the Holders at least 10 Business Days prior to the earlier of the date of filing of the registration statement or the date of filing of the preliminary prospectus supplement for such Underwritten Offering. Such Piggyback Notice shall include the number of shares of Common Stock to be offered, the proposed date of such Underwritten Offering, any proposed means of distribution of such shares of Common Stock, any proposed managing underwriter of such shares of Common Stock and a good faith estimate by the Company of the proposed maximum offering price of such shares of Common Stock (as such price would appear on the front cover page of a registration statement), and shall offer the Holders the opportunity to sell such amount of Registrable Securities as such Holders may request on the same terms and conditions as the Company, the IRRA Holders or such Other Holders (a “Piggyback Offering”). Subject to Section 2.03(b), the Company will include in each Piggyback Offering all Registrable Securities for which the Company has received written requests for inclusion within five Business Days after the date the Piggyback Notice is given; provided, however, that in the case of a “takedown” of Common Stock registered under a shelf registration statement previously filed by the Company, such Registrable Securities are covered by an existing and effective Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be offered. (b) The Company will cause the managing underwriter or underwriters of the proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Offering to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company, the IRRA Holders or the Other Holders. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises the Company and the Holders in writing that, in its view, the total amount of shares of Common Stock that the Company, such Holders, the IRRA Holders and any Other Holders propose to include in such offering is such as to materially adversely affect the success of such Underwritten Offering, then:

7 (i) if such Piggyback Offering is an underwritten primary offering by the Company for its own account, the Company will include in such Piggyback Offering: (A) first, all shares of Common Stock to be offered by the Company; (B) second, the shares of Common Stock requested to be included in such Piggyback Offering by the IRRA Holders, pro rata among the IRRA Holders based on the number of shares of Common Stock requested to be included by the IRRA Holders; (C) third, the shares of Common Stock requested to be included in such Piggyback Offering by the Holders, pro rata among the Holders based on the number of shares of Common Stock requested to be included by the Holders; and (D) fourth, the shares of Common Stock requested to be included in such Piggyback Offering by each of the Other Holders, pro rata among the Other Holders based on the number of shares of Common Stock requested to be included in such Piggyback Offering by the Other Holders; (ii) if such Piggyback Offering is an underwritten secondary offering for the account of IRRA Holders exercising “demand” rights pursuant to the IRRA, the Company will include in such Piggyback Offering: (A) first, the shares of Common Stock requested to be included in such Piggyback Offering by the IRRA Holders in accordance with the IRRA; (B) second, the shares of Common Stock requested to be included in such Piggyback Offering by the Holders, pro rata among the Holders based on the number of shares of Common Stock requested to be included in such Piggyback Offering by the Holders; (C) third, the shares of Common Stock requested to be included in such Piggyback Offering by each of the Other Holders, pro rata among the Other Holders based on the number of shares of Common Stock requested to be included in such Piggyback Offering by the Other Holders; and (D) fourth, the shares of Common Stock proposed to be included in such Piggyback Offering by the Company; or (iii) if such Piggyback Offering is an underwritten secondary offering for the account of Other Holders exercising “demand” rights pursuant to a registration rights agreement, the Company will include in such Piggyback Offering: (A) first, on a pro rata basis, (x) the shares of Common Stock of the Other Holders exercising “demand” rights requested to be included therein and (y) the shares of Common Stock requested to be included in such Piggyback Offering by the Holders and IRRA Holders (pro rata among such Other Holders, Holders and IRRA Holders based in each case on the number of shares of Common Stock each requested to be included); and (B) second, the shares of Common Stock proposed to be included in such Piggyback Offering by the Company; and in each case, the total amount of securities to be included in such Piggyback Offering is the full amount that, in the view of such managing underwriter, can be sold without materially adversely affecting the success of such Piggyback Offering. (c) If at any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, the Company determines for any reason to delay a Piggyback Offering initiated by the Company, the Company may, at its election, give notice of its determination to the Holders, and in the case of such a determination, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned or delayed Piggyback Offering, without prejudice. (d) Any Holder may withdraw its request for inclusion of any or all of its Registrable Securities in a Piggyback Offering by giving written notice to the Company, at least one Business Day prior to the anticipated date of the filing by the Company of a prospectus supplement under Rule 424 (which shall be the preliminary prospectus supplement, if one is used in the “takedown”) with respect to such offering, of its intention to withdraw from that registration; provided, however, that (i) the Holder’s

8 request be made in writing and (ii) the withdrawal will be irrevocable and, after making the withdrawal, such Holder will no longer have any right to include its Registrable Securities in that Piggyback Offering. (e) As a condition for inclusion of a Holder’s Registrable Securities in an Underwritten Offering, the Holder shall agree to enter into an underwriting agreement with the underwriters and complete and execute all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement; provided, that the underwriting agreement is in customary form and reasonably acceptable to the Holders; and provided further, that no Holder shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (i) such Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) such Holder’s power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested). If any Holder disapproves of the terms of an underwriting agreement, such Holder may elect to withdraw therefrom by notice to the Company and the managing underwriter; provided, that any such withdrawal must be made prior to the execution of an underwriting agreement with respect to such Underwritten Offering. Section 2.04 Registration Procedures. When the Company is required to effect any registration under the Securities Act as provided in Section 2.01, the Company shall use commercially reasonable efforts to: (a) prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use its reasonable best efforts to cause such Registration Statement to become and remain effective, subject to the limitations contained herein; (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the method of disposition set forth in such Registration Statement, subject to the limitations contained herein; (c) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company’s expense, furnish to each Holder whose securities are covered by such Registration Statement or any underwriter involved in the disposition of Registrable Securities in a Piggyback Offering copies of all such documents, other than documents that are incorporated by reference into such Registration Statement or Prospectus, proposed to be filed and such other documents reasonably requested by such Holders or any underwriter in a Piggyback Offering (which may be furnished by email), and afford Counsel to the Holders and any underwriter in a Piggyback Offering a reasonable opportunity to review and comment on such documents; (d) notify each Holder, promptly after the Company receives notice thereof, of (i) any correspondence from the Commission relating to such Registration Statement or Prospectus, (ii) the time when such Registration Statement has been declared effective, and (iii) the time when a supplement to any Prospectus forming a part of such Registration Statement has been filed; (e) with respect to any offering of Registrable Securities furnish to each Holder, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424,

9 Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act)), all exhibits and other documents filed therewith and such other documents as such Holder may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such Holder a copy of any and all comment letters, transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such Registration Statement, Prospectus or offer; (f) (i) register or qualify all Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Holders covered by such Registration Statement shall reasonably request in writing, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action that may be necessary or reasonably advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction; (g) cause all Registrable Securities included in such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as necessary upon the opinion of counsel to the Company or Counsel to the Holders of Registrable Securities included in such Registration Statement to enable such Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof; (h) notify each Holder of Registrable Securities included in such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and for which the Company chooses to suspend the use of the Registration Statement and Prospectus in accordance with the terms of this Agreement, at the written request of any such Holder, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (i) notify the Holders of Registrable Securities included in such Registration Statement promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information relating thereto; (j) advise the Holders of Registrable Securities included in such Registration Statement promptly after the Company receives notice or obtains knowledge of any order suspending the effectiveness of a Registration Statement relating to the Registrable Securities and promptly use commercially reasonable efforts to obtain the withdrawal; (k) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering of Registrable Securities, and make available to its shareholders, as soon as reasonably practicable, an earnings

10 statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Form 10-Q and Form 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158; (l) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities included in a Registration Statement no later than the Effective Date thereof; (m) enter into such agreements (including an underwriting agreement in customary form in connection with a Piggyback Offering) and take such other actions as the Holders of the Registrable Securities included in a Registration Statement or the underwriters in a Piggyback Offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in a Piggyback Offering, including customary indemnification in connection with any Piggyback Offering, and provide reasonable cooperation in connection with such registration; (n) if reasonably required by the Company’s transfer agent, promptly deliver any authorizations, certificates and directions required by the transfer agent which authorize the transfer agent to transfer such Registrable Securities without legend upon sale by the Holder of such Registrable Securities under the Registration Statement; and (o) otherwise use commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby. In addition, at least 10 Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder, including any update to or confirmation of the information contained in the Selling Shareholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire and a response to any requests for further information as described in the previous sentence and, if an Underwritten Offering, entered into an underwriting agreement with the underwriters in accordance with Section 2.03(e) and Section 2.06. If a Holder of Registrable Securities returns a Selling Shareholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 2.04 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement. Section 2.05 Registration Expenses. The Company shall pay all reasonable Registration Expenses, including, in the case of a Piggyback Offering, the Registration Expenses of a Piggyback Offering, regardless of whether any sale is made pursuant to such Piggyback Offering. Each Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. For the avoidance of doubt, each Holder’s pro rata allocation of Selling Expenses shall be the percentage derived by dividing (i) the number of Registrable Securities sold by such Holder in connection

11 with such sale by (ii) the aggregate number of Registrable Securities sold by all Holders in connection with such sale. Section 2.06 Post-Offering Lock-up. In connection with any Piggyback Offering or other underwritten public offering of equity securities by the Company, except with the written consent of the underwriters managing such offering, no Holder who participates in such offering or who beneficially owns 5% or more of the outstanding shares of Common Stock at such time shall (a) offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, give, assign, hypothecate, pledge, encumber, grant a security interest in, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of (including through any hedging or other similar transaction) any economic, voting or other rights in or to any equity securities of the Company, or otherwise transfer or dispose of any equity securities of the Company, directly or indirectly, or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of equity securities of the Company (any such transaction described in clause (a) or (b) above, a “Transfer;” provided that, for purposes of this definition of “Transfer,” a “Transfer” shall not include a distribution in-kind by a Holder to its direct or indirect partners, members or equity holders), without prior written consent from the Company, during the seven days prior to and the 90-day period beginning on the date of closing of such offering (or such shorter period as agreed to by any of the Company, its executive officers or the Board) (the “Post-Offering Lock-up Period”), except as part of such offering; provided, that nothing herein will prevent any Holder from making an in-kind distribution to its direct or indirect partners, members or equity holders, so long as such direct or indirect partners, members or equity holders execute a joinder to this Agreement pursuant to which such direct or indirect partners, members or equity holders agree to be bound by the restrictions set forth in this Section 2.06, if the Holders would be subject to the Post Offering Lock-up Period prior to any in-kind distribution in accordance with this Section 2.06. Each such Holder agrees to execute a lock-up agreement in favor of the Company’s underwriters to such effect in accordance with the terms of this Section 2.06 and, in any event, that the Company’s underwriters in any relevant offering shall be third party beneficiaries of this Section 2.06. The provisions of this Section 2.06 will no longer apply to a Holder once such Holder ceases to hold Registrable Securities. Section 2.07 Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates, employees and investment managers of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), to which any of them may become subject, that arise out of or are based upon (a) any untrue or alleged untrue statement of a material fact contained in any Registration Statement contemplated herein, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus thereto or (b) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any registration statement, or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of any prospectus, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (ii) in the case of an occurrence of an event of the type specified in

12 Section 2.04(h), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 2.15, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party, shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Company may otherwise have. Section 2.08 Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its respective directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any registration statement, or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of any prospectus (a) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein; (b) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use therein or (c) in the case of an occurrence of an event of the type specified in Section 2.04(h), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 2.15, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party, shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Holder may otherwise have. Section 2.09 Conduct of Indemnification Proceedings. (a) If any Proceeding shall be brought or asserted against any Person entitled to indemnity under this Section 2.09 (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party. (b) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (a) the Indemnifying Party has agreed in writing to pay such fees and expenses; (b) the Indemnifying Party shall have failed promptly to assume the

13 defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (c) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. (c) Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 2.09) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined not to be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 2.09, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action. Section 2.10 Contribution. (a) If a claim for indemnification under Section 2.07 or Section 2.08 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.10, no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

14 Section 2.11 Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, until the earlier of (a) such time as when no Registrable Securities remain outstanding and (b) such time as the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company covenants that it will (i) file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder or (ii) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (B) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance. Section 2.12 Transfer of Registration Rights. The rights of the Holders to cause the Company to register Registrable Securities under this Article II may not be transferred or assigned, in whole or in part, without the written consent of the Company; provided, however, that a Holder may transfer such rights under this Article II to such Holder’s direct or indirect partners, members or equity holders, so long as (a) such transferee or assignee executes a joinder to this Agreement pursuant to which such transferee or assignee agrees to be bound by the terms of this Agreement and (b) the Company is given written notice prior to such transfer or assignment, stating the name and address of such transferee or assignee and identifying the Registrable Securities with respect to which such registration rights under this Article II are being transferred or assigned. Section 2.13 Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information as the Company may, from time to time, reasonably request in writing regarding such Holder and the distribution of such Registrable Securities that the Company determines, after consultation with its counsel, is reasonably required in order for any Registration Statement, Prospectus or prospectus supplement, as applicable, to comply with the Securities Act. Section 2.14 Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in such Registration Statement. Section 2.15 Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Grace Period or any event of the kind described in Section 2.04(h), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.15. Section 2.16 Opt-Out Notices. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed

15 Underwritten Offering, the withdrawal of any Underwritten Offering or any event that would lead to a suspension or delay as contemplated by Section 2.02(a); provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Section 2.03, and such Holder shall no longer be entitled to the rights associated with any such notice. ARTICLE III LOCK-UP Section 3.01 General Lock-Up. The Holders shall be prohibited, prior to the expiration of the three-month period following the Closing Date (the “Lock-Up Period”), without the prior written consent of the Company, from engaging in the Transfer of any of the Issued Shares. For the avoidance of doubt, if the Holders make an in-kind distribution of the Issued Shares to any of their direct or indirect partners, members or equity holders during the Lock-Up Period, such direct or indirect partners, members or equity holders shall execute a joinder to this Agreement pursuant to which such direct or indirect partners, members or equity holders agree to be bound by the restrictions set forth in this Section 3.01. Section 3.02 Limitation on Dispositions. Following the expiration of the Lock-Up Period and except for sales or transfers of Registrable Securities in connection with a Piggyback Offering (as contemplated in Section 2.03): (a) for the six-month period following the expiration of the Lock-Up Period (the “Initial Disposition Limitation Period”), the Holders, in the aggregate, shall not Transfer in excess of 10,000 Issued Shares on any given Trading Day; and (b) following the expiration of the Initial Disposition Limitation Period, the Holders, in the aggregate, shall not Transfer in excess of 12,000 Issued Shares on any given Trading Day; provided that, following the expiration of the Initial Disposition Limitation Period, the Holders may request an increase on the number of Issued Shares the Holders may Transfer on any given Trading Day, which request the Company may permit at its sole discretion; provided that, notwithstanding the foregoing, the Holders shall be permitted on any given Trading Day to Transfer the Issued Shares in an aggregate amount equal to or greater than 1.0% of the outstanding shares of Common Stock on such Trading Day in privately negotiated transactions (a “Block Trade”) so long as (i) such Block Trades are not required to be reported on or through the NYSE consolidated tape or to the FINRA/NYSE Trade Reporting Facility and (ii) the Issued Shares Transferred in such Block Trades are the only Issued Shares Transferred by the Holders on such Trading Day. If the Holders make an in- kind distribution of the Issued Shares to any of their direct or indirect partners, members or equity holders, such direct or indirect partners, members or equity holders shall execute a joinder to this Agreement pursuant to which such direct or indirect partners, members or equity holders agree to be bound by the restrictions set forth in this Section 3.02. ARTICLE IV MISCELLANEOUS Section 4.01 Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

16 Section 4.02 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Section 4.03 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with, abrogates or violates the rights granted to the Holders in this Agreement, without the consent of the Holders holding a majority of the Registrable Securities. Section 4.04 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and the Holders holding a majority of the Registrable Securities; provided, however, that no amendment, modification, supplement, or waiver that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder; and provided further, that the waiver of any provision with respect to any Registration Statement or offering may be given by any Holder entitled to participate in such offering or, if such offering shall have been commenced, having elected to participate in such offering. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party hereto to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms. Section 4.05 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail, by private national courier service (return receipt requested, postage prepaid), by personal delivery, by electronic mail or by facsimile transmission. Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, (iv) if sent by electronic mail, on the Business Day such electronic mail is transmitted, or (v) if sent by facsimile transmission, on the Business Day such facsimile is transmitted, in each case as follows: (a) If to the Company: Summit Midstream Corporation 910 Louisiana Street, Suite 4200 Houston, Texas 77002 Attn: Legal Department E-mail: legal@summitmidstream.com with a copy (which shall not constitute notice) to:

17 Troutman Pepper Locke LLP 600 Travis Street, Suite 2800 Houston, Texas 77002 Attn: H. William Swanstrom; Jennie Simmons E-mail: bswanstrom@lockelord.com; jennie.simmons@lockelord.com (b) If to any Holder: Fundare Resources Company HoldCo, LLC 5251 DTC Parkway, Suite 950 Greenwood Village, Colorado Attn: Cody Truitt; Daniel Seaver; and Craig Gleaton E-mail: ctruitt@fundareresources.com; dseaver@fundareresources.com; cgleaton@fundareresources.com with a copy (which shall not constitute notice) to: Baker Botts L.L.P. 2001 Ross Avenue, Suite 900 Dallas, Texas 75201 Phone: 214.953.6817 Attn: Lawrence A. Hall; Jonathan B. Platt E-mail: larry.hall@bakerbotts.com; jon.platt@bakerbotts.com If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday. Section 4.06 Successors and Assigns. Subject to Section 2.12, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any trustee in bankruptcy). No assignment or delegation of any of the Company’s rights, interests or obligations shall be effective against any Holder without the prior written consent of the Holders holding a majority of the Registrable Securities. Section 4.07 Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof. Section 4.08 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the Court of Chancery of the State of Delaware and any appellate court

18 thereof, or, if the Court of Chancery of the State of Delaware or the Delaware Supreme Court determines that the Court of Chancery does not have or should not exercise subject matter jurisdiction over such matter, any Delaware state court or any federal court located in the State of Delaware and any appellate court thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any appellate court thereof, or, if the Court of Chancery of the State of Delaware or the Delaware Supreme Court determines that the Court of Chancery does not have or should not exercise subject matter jurisdiction over such matter, any Delaware state court or any federal court located in the State of Delaware and any appellate court thereof for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Section 4.09 Waiver of Jury Trial. (a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. (b) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each such party hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement; provided, however, that this provision does not, and shall not be deemed to, modify the exclusive jurisdiction provisions in Section 4.08. Section 4.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. Section 4.11 Descriptive Headings. Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such

19 agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self- regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time. Section 4.12 Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. Section 4.13 Termination. (a) The rights and obligations of the Company and any Holder under Article II (other than those set forth in Section 2.06 (Post-Offering Lock-Up), which shall terminate at the expiration of the time periods set forth therein), shall terminate on the date such Holder no longer beneficially owns any Registrable Securities. (b) The terms of Article III and this Article IV shall not be terminable. (c) Notwithstanding anything to the contrary in this Section 4.13, this Agreement (or any article or provision herein) may be terminated upon the mutual written consent of the parties hereto. Section 4.14 Independent Nature of Holders’ Obligations and Right. The rights and obligations of each Holder hereunder are several and not joint with the rights and obligations of any other Holder hereunder. No Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder, nor shall any Holder have the right to enforce the rights or obligations of any other Holder hereunder. The obligations of each Holder hereunder are solely for the benefit of, and shall be enforceable solely by, the Company. The decision of each Holder to enter into this Agreement has been made by such Holder independently of any other Holder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such rights or obligations or the transactions contemplated by this Agreement, and the Company acknowledges that the Holders are not acting in concert or as a group and will not assert any such claim with respect to such rights or obligations or the transactions contemplated hereby. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature Page to Registration Rights Agreement IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights and Lock- Up Agreement as of the date first written above. SUMMIT MIDSTREAM CORPORATION By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer

Signature Page to Registration Rights Agreement FUNDARE RESOURCES COMPANY HOLDCO, LLC By: /s/ J. Cody Truitt Name: J. Cody Truitt Title: President and Chief Executive Officer